Taxation - Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2020		Dec. 31, 2019		Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets
Tax loss carried forward	¥ 142,408		¥ 97,795
Deferred revenue	2,898		62,410
Unrealized profit arising from elimination of inter-company transactions	45,354		0
Others	1,084		246
Total deferred tax assets	191,744		160,451
Less: Valuation allowance	(143,431)	[1]	(94,637)	[1]	¥ (21,899)	¥ (57,756)
Total deferred tax assets	48,313		65,814
Deferred tax liabilities
Equity investee	13,350		19,998
Total deferred tax liabilities	13,350		19,998
Net deferred tax assets	¥ 48,313		¥ 45,816

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance as of December 31, 2019 and 2020 were provided for net operating loss carry forward, which was mainly incurred by the overseas subsidiaries, because such deferred tax assets are not more likely than not to be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.